Exhibit 10.11

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

AMENDMENT TO TERMINALING SERVICES AGREEMENT

(December 1, 2014)

This Amendment is made effective the 1st day of December, 2014 between Center Point Terminal Company, LLC, a Delaware limited liability company (“Terminal”), and Apex Oil Company, Inc., a Missouri corporation (“Customer”).

RECITALS

A.             Terminal and Customer are party to that certain Terminaling Services Agreement dated August 14, 2013, as amended by that certain Amendment dated August 14, 2014, as further amended by that certain Amendment dated September 1, 2013, as further amended by that certain Amendment dated October 1, 2013, as further amended by that certain Amendment dated November 1, 2013, as further amended by that certain Amendment dated December 1, 2013, as further amended by that certain Amendment dated January 1, 2014, and as further amended by that certain Amendment dated July 1, 2014 (collectively, the “Agreement”) which Agreement provides for the storage and handling of various petroleum products as specified therein at the Terminal Facilities.

B.             Terminal and Customer desire to amend the Agreement pursuant to the terms and conditions contained herein.

AGREEMENT

In consideration of the foregoing, the mutual covenants herein contained and other good and valuable consideration (the receipt, adequacy and sufficiency of which are hereby acknowledged by the parties by their execution hereof), the parties agree as follows:

1.            Definitions. All capitalized terms not otherwise expressly defined herein shall have the respective meanings given thereto in the Agreement.

2.            Amendment.

2.1.          Schedule B. Schedule B of the Agreement shall be amended to reduce the Stipulated Volumes at the Gates Terminal Facility by the amount contracted to BP Products North America effective December 1, 2014 as shown on the Amended Schedule B attached hereto and incorporated herein by this reference.

1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

3.            No Other Modifications. Nothing contained herein in any way impairs the Agreement or alters, waives, annuls, varies or affects any provision, condition or covenant therein, except as specifically set forth in this Amendment to the Agreement. All other terms and provisions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment to the Terminaling Services Agreement as of the date first written above.

CENTER POINT TERMINAL COMPANY, LLC

By:	/s/ Kenneth E. Fenton
Name: Kenneth E. Fenton
Title: Executive Vice President

APEX OIL COMPANY, INC.

By:	/s/ Christopher J. Schmitt
Name: Christopher J. Schmitt
Title: Chief Financial Officer

2

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

AMENDED SCHEDULE B

(Effective as of December 1, 2014)

STIPULATED VOLUMES, STORAGE RATES PER BARREL AND TYPES OF PRODUCT

	Albany		Baltimore		Chesapeake			Gates			Glenmont		Jacksonville			Newark		Total
Stipulated Volumes/bbl		762,062		806,900		78,400	[1]		180,397	[2]		1,719,678		332,376	[3]		433,000	4,360,813 (excluding biodiesel and asphalt)
Storage Rates/bbl*	$	[**]	$	[**]	$	[**]		$	[**]		$	[**]	$	[**]		$	[**]
Biodiesel volumes/bbl																	500	500
Biodiesel Storage Rates/bbl*																$	[**]
Asphalt Stipulated Volumes/bbl						165,000
Asphalt Storage Rates/bbl*					$	[**]

* Subject to adjustment as provided in Section 4.6.

1 Stipulated volumes reduced by the amount contracted to Perdue Grain and Oilseed, LLC (“Perdue”) (see First Amended Schedule B effective August 14, 2013); Apex Oil Company Inc.’s initial contract term extended for one (1) additional year (see First Amended Schedule A effective August 14, 2013); Stipulated volumes further reduced by additional amounts contracted to Perdue and amounts contracted to Musket Corporation effective November 1, 2013.

2 Stipulated volumes reduced by amounts contracted to World Fuel Service Corporation effective October 1, 2013; further reduced by amounts contracted to BP Products North America effective December 1, 2014.

3 Stipulated volumes reduced by amounts contracted to Musket Corporation effective December 1, 2013.

3